AMENDMENT NO. 1 TO
THE GAP, INC.
NON-EMPLOYEE DIRECTOR DEFERRED
COMPENSATION PLAN

       The Gap, Inc., having adopted The Gap, Inc. Non-employee Director Deferred Compensation Plan (the "Plan") effective as of August 26, 1997, hereby amends the Plan, effective as of October 28, 1998, as follows:

       1. The following sentence shall be added between the first and second sentences of Section 4.3:

Beginning October 28, 1998 any such adjustments by stock dividend or split-up shall not apply to the future grants provided by Section 5.

       2.       The following sentence is hereby added to the end of Section
5.3.1:
The number of Shares covered by each Option to be granted in the future to Non-employee Directors under this Section 5.3.1 shall be fixed as set forth herein (i.e., 937 on a split-adjusted basis), and beginning October 28, 1998 any adjustments by stock dividend or split-up shall not apply to these future grants.


       IN WITNESS WHEREOF, The Gap, Inc., by its duly authorized officer, has executed this Amendment No. 1 as of the date indicated below.
                                          THE GAP, INC.



Date: October 28, 1998                    By/s/ Anne B. Gust
                                            Name: Anne B. Gust
                                            Title: Executive Vice President